                                  SCHEDULE 14A

                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 14a-12

                                   AMERICAN TOWER CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if Other Than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount previously paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                                                                   April 3, 2001

Dear Stockholder:

    It is a pleasure to invite you to the Company's 2001 Annual Meeting in Boston, Massachusetts on Thursday, May 17, 2001 at 10:00 a.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, 26th floor, Boston, Massachusetts 02109. Registration for the Meeting will begin at 9:30 a.m. The official Notice of Meeting, proxy statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the proxy statement.

    The vote of every stockholder is important. Therefore, I urge you to sign and date the enclosed proxy card and promptly return it in the enclosed envelope so that your shares will be represented at the meeting. Alternatively, you may also vote your shares over the Internet. Please refer to the enclosed proxy card for detailed instructions. You may withdraw your proxy and vote in person at the meeting if you wish to do so.

    Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

                                          Sincerely,

                                          /s/ Steven B. Dodge

                                          Steven B. Dodge
                                          CHAIRMAN OF THE BOARD, PRESIDENT AND
                                          CHIEF EXECUTIVE OFFICER

                           AMERICAN TOWER CORPORATION
                             116 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02116

                            ------------------------

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2001

                             ---------------------

To the Stockholders:

    The 2001 Annual Meeting of Stockholders (the "Annual Meeting") of American Tower Corporation, a Delaware corporation ("American Tower" or the "Company"), will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th floor, Boston, Massachusetts 02109 on Thursday, May 17, 2001 at 10:00 a.m., local time, to consider and act upon the following matters:

       1. To elect eight directors, including two Class A directors to be elected by the holders of Class A Common Stock voting separately as a class, for the ensuing year or until their successors are elected and qualified;

       2. To approve an amendment to the Company's Amended and Restated 1997 Stock Option Plan to provide for automatic annual increases in the number of shares authorized for issuance thereunder;

       3. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for 2001; and

       4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    Stockholders of record at the close of business on March 26, 2001 are entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books of the Company will remain open for the transfer of the Company's Common Stock. For a period of ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available at the offices of the Company for inspection by any stockholder of record for any purpose germane to the Annual Meeting.

                                          By order of the Board of Directors,

                                          /s/ Jonathan R. Black

                                          Jonathan R. Black
                                          SECRETARY

Boston, Massachusetts
April 3, 2001

 WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL THE PROXY CARD IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED WITHIN THE UNITED STATES. ALTERNATIVELY, PLEASE VOTE OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                           AMERICAN TOWER CORPORATION
                             116 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02116

                            ------------------------

                                PROXY STATEMENT
                  FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2001

                             ---------------------

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of American Tower Corporation, a Delaware corporation ("American Tower" or the "Company"), for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 17, 2001 or at any adjournment or postponement thereof.

    The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 is being mailed to stockholders with the mailing of this Proxy Statement on or about April 9, 2001.

RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES

    The Board of Directors has fixed March 26, 2001 as the record date for determining holders of the Company's Common Stock who are entitled to vote at the Annual Meeting.

    The Company has three classes of common stock issued and outstanding:
Class A Common Stock, $.01 par value per share, Class B Common Stock, $.01 par value per share, and Class C Common Stock, $.01 par value per share (the
Class A Common Stock, the Class B Common Stock and the Class C Common Stock are collectively referred to as the "Common Stock").

    With respect to the matters submitted for vote at the Annual Meeting, each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes. The Class C Common Stock is not entitled to vote on the matters submitted for vote at the Annual Meeting.

    Except with respect to the election of two of the directors, the Class A Common Stock and the Class B Common Stock will vote as a single class in regards to the matters submitted at the Annual Meeting. With respect to the election of directors, the holders of Class A Common Stock are entitled by class vote, exclusive of all other stockholders, to elect two Class A directors (the
"Class A Directors"). On March 26, 2001, there were outstanding and entitled to vote 180,324,753 shares of Class A Common Stock and 8,073,635 shares of Class B Common Stock.

    The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes represented by the Class A Common Stock and the Class B Common Stock issued and outstanding on March 26, 2001 will constitute a quorum for the transaction of business at the Annual Meeting. For the separate vote of the Class A Common Stock, a quorum will be the presence in person or by proxy of the holders of a majority of the votes represented by the Class A Common Stock. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

    Stockholders who do not attend the Annual Meeting in person may submit proxies by mail or over the Internet. Proxies in the enclosed form and proxies properly submitted over the Internet, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. If no instructions are indicated, the shares represented by the proxy will be voted:

    - FOR the election of the Director nominees named herein;

    - FOR the amendment to the Company's Amended and Restated 1997 Stock Option Plan;

    - FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year; and

    - In accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the Annual Meeting or any adjournments thereof.

    Shares which abstain from voting on a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes"), will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting on the matters to be voted on at the Annual Meeting which require the affirmative vote of a certain percentage of the votes cast on a matter, and will have the effect of a vote against Proposal 2, approval of the amendment to the Company's Amended and Restated 1997 Stock Option Plan.

    Stockholders may vote by any one of the following means:

    - by mail;

    - over the Internet; or

    - in person, at the Annual Meeting.

    To vote by mail, sign, date and complete the enclosed proxy card and return it in the enclosed self-addressed envelope. No postage is necessary if the proxy card is mailed in the United States. Instructions for voting over the Internet can be found on your proxy card. If you hold your shares through a bank, broker or other nominee, it will give you separate instructions for voting your shares.

REVOCABILITY OF PROXIES

    Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Secretary of the Company, at the principal executive offices of the Company, 116 Huntington Avenue, Boston, Massachusetts 02116. A proxy submitted over the Internet may be revoked and a new proxy may be submitted in its place in accordance with the instructions set forth on the Internet voting website. Any proxy may also be revoked by attending the Annual Meeting and voting in person. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the stockholder's instructions indicated on the proxy card or, if submitted over the Internet, as indicated on such submission.

SOLICITATION

    All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy and personal interviews. Brokers, banks, custodians and other fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of stock held of record by such persons. The Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials. In addition, the Company may retain a professional solicitor to solicit proxies from banks, brokers, nominees and intermediaries. If the Company retains a solicitor, it expects to pay approximately $15,000 for any such services, plus reasonable out-of-pocket expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following sets forth certain information known to us as of February 28, 2001 with respect to the shares of Common Stock that are beneficially owned as of such date by:

    - each director,

    - the Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers on December 31, 2000 (the "Named Executive Officers");

    - all directors and executive officers as a group; and

    - each person known by us to beneficially own more than 5% of our outstanding Common Stock.

    The number of shares of Common Stock beneficially owned by each person is determined under rules promulgated by the Securities and Exchange Commission (the "SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity had the right to acquire within sixty days of February 28, 2001 through the exercise of an option, conversion feature or similar right ("Presently Exercisable Options"). All percentages are based on the shares of Common Stock outstanding as of February 28, 2001. Except as noted below, each holder has sole voting and investment power with respect to all shares of Common Stock listed as owned by that holder.

                                                                                              PERCENT OF
                                       NUMBER OF    PERCENT OF   PERCENT OF    PERCENT OF    TOTAL VOTING
NAME AND ADDRESS OF BENEFICIAL OWNER     SHARES      CLASS A      CLASS B     COMMON STOCK      POWER
------------------------------------   ----------   ----------   ----------   ------------   ------------
DIRECTORS AND NAMED EXECUTIVE
  OFFICERS
Steven B. Dodge(1)...................   7,714,298      *            76.18         4.01           26.87
Thomas H. Stoner(2)..................   1,227,851      *            14.33        *                4.46
Alan L. Box(3).......................   1,018,550      *            --           *               *
Arnold L. Chavkin(4).................   5,931,924       2.03        --            3.11            1.40
Steven J. Moskowitz(5)...............     143,000      *            --           *               *
David W. Garrison(6).................      15,000      *            --           *               *
J. Michael Gearon, Jr.(7)............   2,993,268       1.66        --            1.57            1.15
Fred R. Lummis(8)....................   1,186,748      *            --           *               *
Douglas C. Wiest(9)..................     209,557      *            --           *               *
Maggie Wilderotter(10)...............      40,000      *            --           *               *
Joseph L. Winn(11)...................     598,413      *             3.21        *                1.13
All executive officers and directors
  as a group (15 persons)............  21,712,983       5.70        89.64        11.13           35.53

FIVE PERCENT STOCKHOLDERS
Massachusetts Financial Services
  Company(12)........................  22,371,469      12.42        --           11.74            8.57
Janus Capital Corporation(13)........  18,222,365      10.11        --            9.57            6.98
FMR Corp.(14)........................  15,416,691       8.56        --            8.09            5.91
American Century Investment
  Management(15).....................   9,638,100       5.35        --            5.06            3.69

---------

   * Less than 1%.

 (1) Mr. Dodge's address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 10,030 shares of Class A Common Stock and 3,716,541 shares of Class B Common Stock owned by Mr. Dodge, an aggregate of 25,050 shares of Class A Common Stock and 33,915 shares of Class B Common Stock owned by three trusts for the benefit of Mr. Dodge's children, 2,000,000 shares of Class B Common Stock owned by a limited liability company, of which Mr. Dodge is the sole member, 5,000 shares of Class A Common Stock owned by Mr. Dodge's wife and 5,000 shares of Class B Common Stock owned by a charitable foundation of which Mr. and Mrs. Dodge are trustees. Mr. Dodge's wife and a third party serve as co-trustees for the three trusts. Mr. Dodge disclaims beneficial ownership of all shares owned by such trusts, the charitable foundation and his wife. Does not include 170 shares of Class A Common Stock held by Thomas S. Dodge, an adult child of Mr. Dodge, with respect to which Mr. Dodge disclaims beneficial ownership. Includes Presently Exercisable Options to purchase an aggregate of 1,693,712 shares of Class B Common Stock and 200,000 shares of Class A Common Stock.

 (2) Mr. Stoner's address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 31,311 shares of Class B Common Stock owned by his wife, an aggregate of 1,126,363 shares of Class B Common Stock and 2,500 shares of Class A Common Stock owned by trusts of which he and/or certain other persons are trustees, and 10,245 shares of Class A Common Stock to be issued upon conversion of convertible notes owned by a charitable foundation of which Mr. Stoner serves as an officer. Mr. Stoner disclaims beneficial ownership of 296,804 shares of Class B Common Stock and 2,500 shares of Class A Common Stock owned by the charitable foundation and such trusts. Does not include 73,852 shares of Class A Common Stock and 28,127 shares of Class B Common Stock owned by Mr. Stoner's adult children with respect to which Mr. Stoner disclaims beneficial ownership. Includes Presently Exercisable Options to purchase an aggregate of 57,432 shares of Class A Common Stock.

 (3) Includes 623,858 shares of Class A Common Stock owned by Mr. Box, 2,070 shares of Class A Common Stock owned by two trusts for the benefit of Mr. Box's children and Presently Exercisable Options to purchase an aggregate of 392,623 shares of Class A Common Stock.

 (4) Mr. Chavkin, as an Executive Partner of J.P. Morgan Partners, LLC ("JPMP"), which indirectly controls J.P. Morgan Partners (BHCA), L.P. ("JPLP"), may be deemed to own beneficially shares held by JPLP and J.P. Morgan Partners (23A SBIC), LLC ("JPSBIC"), an affiliate of Mr. Chavkin. Includes 21,719 shares of Class A Common Stock and 2,267,813 shares of Class C Common Stock owned by JPLP and 3,584,960 shares of Class A Common Stock owned by JPSBIC. Mr. Chavkin disclaims beneficial ownership of such shares. Includes Presently Exercisable Options to purchase an aggregate of 57,432 shares of Class A Common Stock. The address of JPMP and JPLP is 1221 Avenue of The Americas, New York, New York 10020.

 (5) Includes Presently Exercisable Options to purchase an aggregate of 140,000 shares of Class A Common Stock.

 (6) Includes Presently Exercisable Options to purchase an aggregate of 15,000 shares of Class A Common Stock.

 (7) Includes 723,743 shares of Class A Common Stock owned directly by
     Mr. Gearon and an aggregate of 2,068,854 shares of Class A Common Stock owned by limited partnerships that Mr. Gearon controls. Does not include 100,000 shares of Class A Common Stock held by a trust for the benefit of Mr. Gearon's children, of which J. Michael Gearon, Sr. is the trustee. Mr. Gearon disclaims beneficial ownership in all shares owned by such trust. Includes Presently Exercisable Options to purchase an aggregate of 200,671 shares of Class A Common Stock.

 (8) Includes 69,105 shares of Class A Common Stock owned by Mr. Lummis, an aggregate of 256,252 shares of Class A Common Stock owned by trusts of which he is trustee, 324,349 shares of Class A Common Stock owned by Summit Capital, Inc., an affiliate of Mr. Lummis by reason of Mr. Lummis's 50% ownership of its common stock. Mr. Lummis disclaims beneficial ownership of all shares owned by the trusts and Summit Capital, except to the extent of his pecuniary interest therein. Includes Presently Exercisable Options to purchase an aggregate of 537,042 shares of Class A Common Stock.

 (9) Includes 3,556 shares of Class A Common Stock owned by Mr. Wiest. Includes Presently Exercisable Options to purchase an aggregate of 206,001 shares of Class A Common Stock.

 (10) Includes Presently Exercisable Options to purchase an aggregate of 40,000 shares of Class A Common Stock.

 (11) Includes 2,000 shares of Class A Common Stock and 84,357 shares of
      Class B Common Stock owned individually by Mr. Winn and 100 shares of Class A Common Stock held for the benefit of his children. Includes Presently Exercisable Options to purchase an aggregate of 180,892 shares of Class B Common Stock and 331,064 shares of Class A Common Stock.

 (12) The address of Massachusetts Financial Services Company ("MFS") is 500 Boylston Street, Boston, Massachusetts 02116. Based on MFS's Schedule 13G dated February 9, 2001, MFS has sole voting power over 22,015,089 shares of Class A Common Stock, and sole dispositive power over 22,371,469 shares of Class A Common Stock. The shares over which MFS has voting and dispositive power includes an aggregate of 375,551 shares of Class A Common Stock which MFS may acquire through the conversion of convertible notes.

 (13) The address of Janus Capital Corporation ("Janus") is 100 Fillmore Street, Denver, Colorado 80206. Based on Janus's Schedule 13G dated February 9, 2001, Janus has sole voting and dispositive power over 18,222,365 shares of Class A Common Stock. The shares over which Janus has voting and dispositive power include 872,719 shares of Class A Common Stock that Janus may acquire through the conversion of convertible notes.

 (14) The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. Based on FMR's Schedule 13G dated February 13, 2001, FMR has sole voting power over 128,590 shares of Class A Common Stock and sole dispositive power over 15,416,691 shares of Class A Common Stock. FMR's
      Schedule 13G also indicates that Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR, is the beneficial owner of 15,288,101 shares of Class A Common Stock. In addition, the Schedule 13G indicates that Fidelity Contrafund, an investment company advised by Fidelity, owns 11,224,400 shares of Class A Common Stock.

 (15) The address of American Century Management, Inc. ("ACIM") is 4500 Main Street, P.O. Box 418210, Kansas City, MO 64141. ACIM manages the investments of thirteen registered investment companies, including American Century Mutual Funds, Inc. ("ACMF"). Based on ACIM's
      Schedule 13G filed on February 13, 2001, ACIM has sole voting and dispositive power over 9,638,100 shares of Class A Common Stock, including 9,535,000 shares held by ACMF.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Board of Directors currently consists of eight directors. The Board of Directors has nominated for election as directors at the Annual Meeting the eight incumbent directors listed below. Persons elected at the meeting will hold office until the 2002 Annual Meeting or until their successors are elected and qualified, subject to earlier retirement, resignation or removal. If any of the above nominees become unavailable to serve, the shares represented by proxies will be voted for the election of such other person as may be recommended by the Board of Directors or management. Unless otherwise instructed, proxies received by the Company will be voted FOR the nominees listed below.

REQUIRED VOTE

    Except for the election of the Class A Directors, a plurality of the votes properly cast by or on behalf of the holders of Class A Common Stock and Class B Common Stock at the Annual Meeting, voting as a single class, is required for the election of directors. For the election of the Class A Directors, votes properly cast by or on behalf of the holders of a plurality of Class A Common Stock at the Annual Meeting, voting as a separate class, is required.

    Mr. Lummis and Ms. Wilderotter have been nominated as the Class A Directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

    Set forth below are the name and age of each director, his or her principal occupation and business experience during the past five years and the names of other publicly traded companies of which he or she serves as a director as of February 28, 2001.

NOMINEE                  PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
-------                  ------------------------------------------------------------------------
Steven B. Dodge          Mr. Dodge has served as our Chairman of the Board, President and Chief
Age 55                   Executive Officer since our separation from American Radio Systems
                         ("American Radio") in June 1998 (the "ATC Separation"). Mr. Dodge has
                         been a member of the Executive Committee since November 1997. Mr. Dodge was the Chairman of the Board of Directors, President and Chief
                         Executive Officer of American Radio from its founding in November 1993 until the ATC Separation. In 1988, Mr. Dodge founded Atlantic Radio, one of the predecessor entities of American Radio. Mr. Dodge currently serves as a director of Citizens Financial Group, Inc., Nextel
                         Partners, Inc., Sothebys Holdings, Inc. and TD Waterhouse Group, Inc.

Alan L. Box              Mr. Box has served as an Executive Vice President since March 1998 and
Age 49                   has been a director since our organization. Mr. Box served as our Chief
                         Operating Officer from June 1997 to March 1998, at which time he assumed his present role as the Executive Vice President responsible for our satellite and fiber network access services business. Mr. Box was an
                         Executive Vice President and a director of American Radio from
                         April 1997, when EZ Communications ("EZ") merged into American Radio, until the ATC Separation. Prior to April 1997, Mr. Box had been the
                         Chief Executive Officer of EZ, a company he joined in 1974.

NOMINEE                  PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
-------                  ------------------------------------------------------------------------
Arnold L. Chavkin        Mr. Chavkin has been a member of the Executive Committee and the
Age 49                   Compensation Committee since November 1997. Mr. Chavkin is currently a member of the Audit Committee. Mr. Chavkin served on the Audit Committee since the ATC Separation until May 2000, and was reappointed in March
                         2001. Mr. Chavkin is an Executive Partner of JPMP, the investment adviser to JPLP and JPSBIC, stockholders of American Tower. He is also an Executive Vice President of JPMP Capital Corp., a subsidiary of
                         J.P. Morgan Chase & Co., which is the general partner of the general partner of JPLP. In addition, Mr. Chavkin has been the President of
                         Chemical Investments, Inc. since 1991. Mr. Chavkin serves as a director of Better Minerals & Aggregates Co., Carrizo Oil & Gas Inc., Crown Media
                         Holdings, Inc., R&B Falcon Corp. and Triton PCS Holdings Inc.

David W. Garrison        Mr. Garrison is the Chairman and Chief Executive Officer of Verestar,
Age 45                   one of our wholly owned subsidiaries, and has been a director since
                         September 2000. From February 1995 to July 1998, Mr. Garrison served as
                         Chairman, Chief Executive Officer, Chief Operating Officer and President
                         of NETCOM OnLine Communications Services, Inc., a pioneer independent provider of internet services in four countries. Prior to that, Mr.
                         Garrison was President of Skytel Communications, Inc., a leading provider of wireless mobile data services, and Chairman and Chief
                         Executive Officer of Dial Page, Inc., a regional paging carrier based in the Southeast United States, which became part of Nextel Communications,
                         Inc. Mr. Garrison currently serves as a director of Ameritrade Holding
                         Corporation.

J. Michael Gearon, Jr.   Mr. Gearon is President of American Tower International and has been a
Age 36                   director since our acquisition of Gearon Communications in January 1998.
                         In addition, he has served as an Executive Vice President since January
                         1998. Prior to joining us, Mr. Gearon had been the founder and Chief
                         Executive Officer of Gearon Communications since September 1991, which he developed into one of the fastest growing private companies in the
                         United States.

Fred R. Lummis           Mr. Lummis has been a member of the Audit Committee since our merger
Age 47                   with American Tower Corporation ("Old ATC"), an unaffiliated company, in
                         June 1998. Mr. Lummis was the Chairman, Chief Executive Officer and
                         President of Old ATC from September 1994 through June 1998. From June
                         1998 until early 2000, Mr. Lummis also served as the Chairman, President and Chief Executive Officer of Advantage Outdoor Company, L.P. Mr.
                         Lummis has been the President of Summit Capital, Inc., a private investment firm and a substantial stockholder of Old ATC, since June
                         1990.

NOMINEE                  PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
-------                  ------------------------------------------------------------------------
Thomas H. Stoner         Mr. Stoner has been the Chairman of the Executive Committee and the
Age 66                   Compensation Committee since November 1997. Mr. Stoner was the Chairman of the Executive Committee and the Compensation Committee of American
                         Radio from its founding until the ATC Separation. In 1965, Mr. Stoner founded Stoner Broadcasting Systems, Inc., one of the predecessors of
                         American Radio.

Maggie Wilderotter       Ms. Wilderotter has been a director since August 1998. Ms. Wilderotter
Age 46                   has been a member of the Audit Committee since March 2001 and a member of the Compensation Committee since November 1998. Ms. Wilderotter is the President and Chief Executive Officer of Wink Communications, Inc.
                         ("Wink"), a California company that develops technology for adding simple interactivity and graphics to mass-market consumer electronic products. Before joining Wink in 1997, Ms. Wilderotter was the Executive
                         Vice President of National Operations for AT&T Wireless Services, Inc.,
                         and Chief Executive Officer of AT&T's Aviation Communications Division.
                         Ms. Wilderotter has also served as Senior Vice President of McCaw
                         Cellular Communications, Inc. and Regional President of its California,
                         Arizona, New Mexico, Nevada and Hawaii Region. Ms. Wilderotter serves as a director of Airborne, Inc., Electric Lightwave, Inc., Gaylord
                         Entertainment Company, The McClatchy Corporation and Wink
                         Communications, Inc.

BOARD AND COMMITTEE MEETINGS

    During the fiscal year ended December 31, 2000, the Board of Directors held four regular meetings, one special meeting by telephone and took actions by written consent. Each of the current directors who was then in office attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees thereof on which such director served. The committees of the Board of Directors consist of an Audit Committee, a Compensation Committee and an Executive Committee. During the fiscal year ended December 31, 2000, the Compensation Committee held two meetings, the Executive Committee held two meetings and the Audit Committee held six meetings. The Company does not have a nominating committee.

    AUDIT COMMITTEE. The Audit Committee consists of Messrs. Lummis (Chairman) and Chavkin and Ms. Wilderotter (who was elected to the Audit Committee on March 15, 2001). The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process. This includes the selection of the Company's outside auditors and the review of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users, its systems of internal accounting and financial controls, and the annual independent audit of its financial statements. The Board of Directors has adopted a charter for the Audit Committee, which is attached as Appendix I to this proxy statement.

    New audit committee rules of the New York Stock Exchange will become effective on June 14, 2001. These rules require listed companies to have an audit committee composed of a minimum of three members who meet specified standards for independence and financial background. As part of the definition of independence, these new rules contain a statement that a person who was an employee of the company cannot serve on the audit committee until three years have elapsed since such employment terminated, unless the Board of Directors determines that the person's membership on the audit committee is in the best interests of the company and its stockholders. According to the interpretations of the New York Stock Exchange, Fred Lummis' past employment at American Tower Corporation, an unaffiliated company that the Company acquired on June 8, 1998, will be treated as employment by the Company for the purposes of this rule, even though Mr. Lummis has never been an employee of the Company. In accordance with Section 303.02(D) of the New York Stock Exchange Listed Company Manual, the Board of Directors determined that it would be in the best interests of the Company and its stockholders for Fred Lummis to continue to serve on the Audit Committee. The Board of Directors made this determination based on the following factors:
(i) Mr. Lummis' contributions as an Audit Committee member since June 1998,
(ii) his financial sophistication, (iii) Mr. Lummis having never been an employee of the Company and three years having elapsed on June 8, 2001 since
Mr. Lummis was employed by the unaffiliated American Tower Corporation, and
(iv) the Board of Directors' determination that he is otherwise independent from management. In re-appointing Mr. Chavkin to the Audit Committee, the Board of Directors determined that Mr. Chavkin's position as an Executive Partner of JPMP, which is an affiliate of JPLP and JPSBIC, stockholders of the Company, and The Chase Manhattan Bank, a lender under our credit facilities, does not interfere with the exercise of his independent judgement. In appointing
Ms. Wilderotter to the Audit Committee on March 15, 2001, the Board of Directors determined that she has no relationships with the Company that would interfere with the exercise of her independent judgement.

    COMPENSATION COMMITTEE. The Compensation Committee currently consists of Messrs. Stoner (Chairman) and Chavkin and Ms. Wilderotter. The Compensation Committee provides recommendations to the Board of Directors regarding compensation strategy and programs and administers the Stock Option Plan, including the grant of stock options thereunder. The Compensation Committee is also responsible for establishing and modifying the compensation, including incentive compensation, of all corporate officers, recommending adoptions of, and amendment to, all stock option and other employee benefit plans and arrangements, and the engagement of, terms of any employment agreements and arrangements with, and termination of, all corporate officers.

    EXECUTIVE COMMITTEE. The Executive Committee currently consists of Messrs. Stoner (Chairman), Dodge and Chavkin. Between meetings of the Board of Directors, the Executive Committee exercises all the powers of the Board of Directors in the management and direction of the business and affairs of the Company, except as provided otherwise by law, resolutions of the Board of Directors or the Restated Certificate of Incorporation or By-laws.

                             AUDIT COMMITTEE REPORT

    The Audit Committee has reviewed the Company's audited financial statements for the fiscal year ended December 31, 2000 and discussed these financial statements with the Company's management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61, as amended, (Communication with Audit Committees) with Deloitte & Touche LLP, the Company's independent auditors.

    The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of other, non-audit related services to the Company is compatible with maintaining such auditors' independence. The fees paid to our independent auditors for the year ended December 31, 2000 were as follows:

AUDIT FEES

    Deloitte & Touche LLP billed the Company an aggregate of $542,000 (including expenses) in fees for professional services rendered in connection with the audit of the Company's financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    During the fiscal year ended December 31, 2000, Deloitte & Touche LLP did not perform or receive any fees for any professional services for the Company and its affiliates in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

ALL OTHER FEES

    Deloitte & Touche LLP billed the Company an aggregate of $2.6 million in fees and expenses for other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000.

    Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

    By the Audit Committee of the Board of Directors of American Tower Corporation.

                                               AUDIT COMMITTEE
                                               Fred R. Lummis
                                               Arnold L. Chavkin

      COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

DIRECTOR COMPENSATION

    We granted our four nonemployee directors options to purchase an aggregate of 60,000 shares of Class A Common Stock during the fiscal year ended
December 31, 2000. In September 2000, we granted each of Messrs. Chavkin, Lummis and Stoner and Ms. Wilderotter an option to purchase 15,000 shares of Class A Common Stock. All of the options granted to the nonemployee directors are immediately exercisable for 100% of the underlying shares and expire at the end of ten years. The four nonemployee directors also receive $2,500 for attending each board meeting, $1,000 for serving on each committee on which he or she serves, and $3,000 for serving on each committee on which he or she serves as chairperson.

EXECUTIVE COMPENSATION

    The following table provides certain information concerning compensation earned by each of the Named Executive Officers for the fiscal years ended December 31, 1998, 1999 and 2000:

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                               ANNUAL COMPENSATION                 COMPENSATION
                                  ----------------------------------------------   ------------
                                                                                    SECURITIES
                                                                    OTHER ANNUAL    UNDERLYING       ALL OTHER
  NAME AND PRINCIPAL POSITION       YEAR     SALARY(A)    BONUS     COMPENSATION     OPTIONS      COMPENSATION(B)
  ---------------------------     --------   ---------   --------   ------------   ------------   ---------------
Steven B. Dodge ................  2000       $229,757         --             --        300,000        $   774
  Chairman of the Board,          1999        412,363         --             --        300,000          6,736
  President and Chief Executive   1998(c)     370,349         --             --      3,300,000          5,946
  Officer

Douglas C. Wiest ...............  2000        302,354         --             --        125,000         42,403
  Chief Operating Officer         1999        318,001         --             --         60,000          8,400
                                  1998        211,007         --             --        365,001          4,576

Joseph L. Winn .................  2000        302,394         --             --        100,000         10,062
  Treasurer and Chief Financial   1999        288,268         --             --         60,000         12,996
  Officer                         1998(c)     298,779                                  610,000         13,210

J. Michael Gearon, Jr. .........  2000        302,217         --             --        200,000            594
  Executive Vice President and    1999        212,625         --             --        100,000            476
  President of American Tower     1998        176,135                                  334,451            346
  International

Steven J. Moskowitz ............  2000        282,669    $50,000             --        100,000          5,450
  Executive Vice President--      1999        202,375         --             --             --            756
  Marketing and Vice President    1998        202,503     46,989             --             --            462
  and General Manager Northeast
  Region

---------

(a) Includes employer's 401(k) plan contributions.

(b) Includes group term life insurance, automobile expense and parking expenses paid by employer, except for Mr. Gearon, in which case it includes group term life insurance only.

(c) Represents compensation paid by both American Radio and us for 1998.

OPTION GRANTS IN 2000

    The following table sets forth certain information relating to 2000 option grants pursuant to the 1997 Stock Option Plan, as amended and restated ("the Stock Option Plan"), issued to the individuals named in the Summary Compensation Table above.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS
                                    ----------------------------------------------------   POTENTIAL REALIZABLE VALUE AT
                                    NUMBER OF      PERCENT OF                                 ASSUMED ANNUAL RATES OF
                                    SECURITIES   TOTAL OPTIONS                              STOCK PRICE APPRECIATION FOR
                                    UNDERLYING     GRANTED TO     EXERCISE                         OPTION TERM(C)
                                     OPTIONS      EMPLOYEES IN    PRICE PER   EXPIRATION   ------------------------------
               NAME                  GRANTED     FISCAL 2000(A)   SHARE(B)       DATE           5%              10%
               ----                 ----------   --------------   ---------   ----------   -------------   --------------
Steven B. Dodge...................   300,000          4.23%        $30.625      9/21/10     $5,777,969      $14,642,508
Douglas C. Wiest..................   125,000          1.76          30.625      9/21/10      2,407,487        6,101,045
Joseph L. Winn....................   100,000          1.41          30.625      9/21/10      1,925,989        4,880,836
J. Michael Gearon, Jr.............   200,000          2.82          30.625      9/21/10      3,851,979        9,761,672
Steven J. Moskowitz...............   100,000          1.41          30.625      9/21/10      1,925,989        4,880,836

---------

(a) Based on options to purchase an aggregate of 7,092,350 shares granted to our employees and directors pursuant to our Stock Option Plan during the year ended December 31, 2000.

(b) The exercise price per share of each option was equal to the fair market value per share of the underlying stock as valued by the Board of Directors on the date of grant.

(c) The potential realizable value is calculated based on the term of option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent our prediction of stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by assuming that the exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    The following table sets forth certain information regarding the unexercised options granted pursuant to the Stock Option Plan (or outstanding with respect to options granted under predecessor plans) to the individuals referred to in the Summary Compensation Table above.

                  AGGREGATED OPTION VALUES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                  NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                       OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                     SHARES                         DECEMBER 31, 2000           DECEMBER 31, 2000(A)
                                    ACQUIRED        VALUE      ---------------------------   ---------------------------
              NAME                 ON EXERCISE    REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
              ----                 -----------   -----------   -----------   -------------   -----------   -------------
Steven B. Dodge(b)...............    665,390     $16,236,879    2,348,712      1,787,155     $59,332,791    $35,299,930
Douglas C. Wiest.................     --             --           274,251        275,750       5,205,462      4,280,187
Joseph L. Winn(c)................      3,700         104,802      615,956        376,753      14,520,359      6,855,240
J. Michael Gearon, Jr............     --             --           290,671        343,780       5,271,691      4,829,027
Steven J. Moskowitz..............     --             --           199,000        211,000       3,847,520      3,269,180

---------

(a) Based on the closing price of the Class A common stock on the New York Stock Exchange on December 29, 2000 of $37.875 per share.

(b) Represents options to purchase shares of Class B common stock exercised on June 22, 2000.

(c) Represents options to purchase shares of Class B common stock exercised on December 4, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Chase Manhattan Bank, or Chase, an entity related to JPMP, JPLP and JPSBIC, affiliates of Mr. Chavkin, has been and is a lender under our credit facilities. See "Certain Relationships and Related Transactions".

COMPENSATION COMMITTEE REPORT

    The Compensation Committee has the responsibility to review, recommend and approve the Company's compensation policies and programs, including all compensation for the Chief Executive Officer and the other executive officers. The Compensation Committee consists entirely of directors who are both "non-employee" directors within the meaning of Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside" directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, so that grants of options under the Stock Option Plan to executive officers are exempt under Rule 16b-3 and eligible for the "performance-based" exception of
Section 162(m) of the Code. The Compensation Committee administers the Stock Option Plan and in exercise of that function determines what grants of stock options thereunder are to be made to the Chief Executive Officer and the other executive officers.

    The compensation policies adopted and implemented by the Compensation Committee, combining base salary and incentive compensation principally in the form of long-term stock options with a four- or five-year vesting schedule, are designed to achieve the operating and acquisition strategies and goals of the Company. By placing a greater emphasis on the long-term incentive aspects of the overall compensation program, it is hoped that financial incentives will be provided to motivate those responsible for achieving those goals and, at the same time, aligning the interests of those persons with the stockholders. The purpose of the Stock Option Plan is to encourage key employees, directors and advisors who render services of special importance to, and who have contributed or are expected to contribute materially to the success of, the Company to continue their association by providing favorable opportunities for them to participate in stock ownership and in future growth. The Compensation Committee made stock option grants to Messrs. Dodge, Gearon, Moskowitz, Wiest, and Winn in 2000.

    The Compensation Committee determined the salary levels of the executive officers, including the Chief Executive Officer, for 2000. The compensation policies implemented by the Compensation Committee, which combine base salary and incentive compensation in the form of long-term stock options, are designed to achieve the operating and acquisition strategies and goals of the Company. In particular, in determining salary levels and awards of long-term stock options for 2000, the Compensation Committee took into account the past or expected future contributions of each executive officer to the Company's strategic goals, especially the efforts of each such officer in connection with strategic acquisitions, construction activities and sales and marketing activities.

    The compensation of Steven B. Dodge, the Chairman of the Board of Directors, President and Chief Executive Officer, is determined by the Compensation Committee based upon the same factors as those employed by the Compensation Committee for executive officers generally. In addition, the Compensation Committee weighs Mr. Dodge's leadership, industry prominence and overall Company performance as important criteria upon which his compensation is based.
Mr. Dodge voluntarily reduced his compensation for 2000. The Compensation Committee believes that Mr. Dodge's 2000 compensation, as so reduced, was significantly below market rates given his historic and anticipated contributions to the Company and its performance in 2000.

    Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the chief executive officer or any of the four most highly compensated other executive officers. There is an exception to this limitation for qualified "performance-based" compensation within the meaning of Section 162(m). Although the Compensation Committee has not adopted any specific rules with respect to this issue, its general policy, subject to all then prevailing relevant circumstances, is to attempt to structure American Tower option grants to maximize deductions for federal income tax purposes.

                                                  COMPENSATION COMMITTEE
                                                  Thomas H. Stoner, Chairman
                                                  Arnold L. Chavkin
                                                  Maggie Wilderotter

EMPLOYMENT AGREEMENTS AND SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

    J. Michael Gearon, Jr. and Douglas C. Wiest are the only executive officers who have employment agreements. Mr. Gearon entered into his employment agreement in connection with our acquisition of Gearon Communications. That employment agreement is for an initial term that ended December 31, 2000 and is renewable thereafter for successive one-year periods. It provides that Mr. Gearon shall receive an annual minimum base salary of $200,000 and shall be eligible to participate in our Stock Option Plan and other benefits. Mr. Wiest's employment agreement provides for a lump sum cash payment of $350,000, or 1.5 times his salary, if Mr. Wiest's employment is terminated (except for cause) within five years of the date of the agreement (April 13, 1998). It also provides that under certain circumstances, if we are sold within such five-year period, Mr. Wiest would be entitled to accelerated vesting of any options he held at the time.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Chase is a lender in our credit facilities and had a participation ranging from 3.14% to 6.67% during 2000. Chase is an affiliate of JPMP, JPLP and JPSBIC. JPLP and JPSBIC are stockholders of our company. Mr. Chavkin, one of our directors, is a general partner of JPMP. The aggregate principal amount outstanding under our credit facilities was $1.35 billion as of December 31, 2000. Chase's participation in our credit facilities at December 31, 2000 was 3.14%. Chase's share of interest and fees earned from us pursuant to our various credit arrangements during 2000 was approximately $3.2 million.

    We are in the process of negotiating an arrangement with Mr. Gearon pursuant to which an entity he controls may purchase a significant equity interest in each of two of our international subsidiaries. One of these subsidiaries currently operates our Mexican operations. The other subsidiary is expected to operate in selected countries in which we do not currently have operations. It is expected that the entity controlled by Mr. Gearon will pay between $20.0 million and $25.0 million for those interests, a substantial portion of which will be represented by promissory notes of such entity.

    James S. Eisenstein, our Executive Vice President, Corporate Development, received a $1.0 million demand loan in August 1998 and repaid approximately $700,000 in 1999. As of December 31, 2000, the outstanding principal amount of the loan was $300,000, which was assigned by Mr. Eisenstein to a third party.

    Bradley E. Singer, our Executive Vice President, Strategy, received a $180,000 demand loan in 2001. As of March 22, 2001, the outstanding principal amount of the loan was $180,000.

    Mr. Wiest received a $700,000 demand loan in March 1999 and an additional advance in December 1999 of $100,000. As of December 31, 2000, the outstanding principal amount of the loan was $700,000.

                               PERFORMANCE GRAPH

    The following graph compares the percentage change in the Class A Common Stock to (1) the cumulative total return of the Russell Midcap Index (Broad Market index) and (2) the group of companies selected as the Company's peers in the communications site industry at the current time (the "Peer Group"), assuming an investment of $100 on June 5, 1998. The Peer Group includes Crown Castle International Corp., Spectrasite Holdings Inc. (formerly Westower Corporation), LCC International, Inc., Pinnacle Holdings Inc. and SBA Communications Corporation. Pinnacle Holdings Inc. and SBA Communications Corporation became public companies in 1999.

    On February 27, 1998, the Class A Common Stock commenced trading on a "when issued" basis on the inter-dealer bulletin board of the over-the-counter market. The Class A Common Stock commenced trading on the NYSE on June 5, 1998 (the day after the ATC Separation). The following graph presents the trading information commencing on June 5, 1998 and does not present the trading information for such "when issued" market. The cumulative return assumes reinvestment of all dividends. The performance of the Company's Class A Common Stock reflected below is not necessarily indicative of future performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                      BETWEEN AMERICAN TOWER CORPORATION,
                   RUSSELL MIDCAP INDEX, AND PEER GROUP INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            6/5/1998  12/31/98  12/31/99  12/29/00
American Tower Corporation   $100.00   $129.23   $133.61   $165.57
RUSSELL Midcap Index         $100.00   $101.37   $119.85   $129.74
Peer Group                   $100.00    $43.70    $65.99    $50.09

                                                                CUMULATIVE TOTAL RETURN
                                                       -----------------------------------------
                                                       6/5/1998   12/31/98   12/31/99   12/29/00
                                                       --------   --------   --------   --------
American Tower Corporation...........................   100.00     129.23     133.61     165.57
Russell Midcap Index.................................   100.00     101.37     119.85     129.74
Peer Group...........................................   100.00      43.70      65.99      50.09

                                   PROPOSAL 2

              EVERGREEN AMENDMENT TO PROVIDE FOR ANNUAL INCREASES
                 IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE
                     UNDER THE COMPANY'S STOCK OPTION PLAN

    On March 15, 2001, the Board of Directors adopted resolutions, subject to stockholder approval, to amend the Stock Option Plan to provide for automatic annual increases in the number of shares authorized for issuance thereunder (the "Evergreen Amendment"). The Board of Directors believes that equity interests have been and will continue to be a significant factor in the ability to attract, retain and motivate the officers and other key employees, directors and consultants that are critical to the Company's long-term success. The rapid growth of the Company has increased its need to grant employee stock options in order to recruit and retain an increasing number of employees and corporate officers.

    The purpose of the Evergreen Amendment is to maintain the size of the Stock Option Plan so that the total number of shares authorized for issuance thereunder, including all past and future issuances, equals 12% of the Company's outstanding Common Stock on a modified fully-diluted share basis, as described below ("FDS"). Currently, the total number of shares authorized for issuance under the Stock Option Plan is 24,000,000 shares. As of February 1, 2001, this number consists of approximately 20,600,000 shares authorized for issuance pursuant to options that have already been granted under the Stock Option Plan, with the remaining approximately 3,400,000 shares available for future option grants. This total number of 24,000,000 authorized shares equals about 10.7% of the FDS as of February 1, 2001.

    The Board of Directors believes that the optimum size of the Stock Option Plan to address the needs of the Company is 12% of FDS. In order to maintain the size of the Stock Option Plan at this 12% of FDS level without incurring the expense of periodically soliciting stockholder approvals of increases in the number of authorized shares under the Stock Option Plan, the Board of Directors recommends that the stockholders approve the Evergreen Amendment. Please note that this Evergreen Amendment will not annually increase the shares available for new grants under the Stock Option Plan to equal 12% of FDS. Rather, it will increase the overall number of shares authorized for issuance for all past and future option grants under the Stock Option Plan so that it equals 12% of FDS.

    Specifically, the Evergreen Amendment provides that each September 30, commencing September 30, 2001, the size of the Stock Option Plan will increase by the number of shares of Class A Common Stock necessary, if any, so that total shares authorized under the Stock Option Plan, including all past and future issuances, equals 12% of FDS, as determined on such September 30. However, the Board of Directors may approve a lesser increase for any such September 30.

    Under the terms of the Evergreen Amendment, FDS does NOT include any of the following:

       - shares of Common Stock that are outstanding as a result of the exercise of stock options granted under the Stock Option Plan or any other employee, director or consultant options that we may approve, other than options under any employee stock purchase plan and options assumed or issued by the Company in connection with mergers or acquisitions, including the merger of American Radio and CBS; and

       - shares of Common Stock reserved for issuance in respect of options under the Stock Option Plan, any other employee, director or consultant options that we may approve or options under any employee stock purchase plan, other than options assumed or issued by the Company in connection with mergers or acquisitions, including the merger of American Radio and CBS.

These exclusions from the definition of FDS have the effect of limiting the size of the annual increases under the Evergreen Amendment compared to the increases that would be obtained using a more conventional definition of fully-diluted shares. For example, FDS will increase as the Company issues shares of its Common Stock to finance its expansion or to acquire new businesses, but will not increase merely because options are granted or authorized to purchase shares of Common Stock under the Stock Option Plan or any other employee, director or consultant options that the Company may approve in the future, including options under any employee stock purchase plan.

    Pursuant to the terms of the Evergreen Amendment, the annual increase to occur on September 30, 2001 would be approximately 2,700,000 shares, as calculated based on FDS on February 1, 2001. The actual increase will, of course, depend on the actual FDS on September 30, 2001.

    As part of the Evergreen Amendment, the Board of Directors has also amended the Stock Option Plan to provide that the maximum number of shares that may be issued pursuant to options under the Stock Option Plan that are intended to qualify as incentive stock options will be 50,000,000 shares.

    As of February 1, 2001, options for 19,490,133 shares Class A and Class B Common Stock were outstanding under the Stock Option Plan at exercise prices ranging from $3.66 to $48.88 per share. As of that date, approximately 3,400,000 shares of Class A Common Stock were available for future grants. On March 26, 2001, the closing price per share of the Company's Class A Common Stock on the NYSE was $20.25 per share.

    THE FOREGOING IS A SUMMARY OF THE EVERGREEN AMENDMENT. THE ACTUAL TEXT OF THE AMENDMENT IS SET FORTH IN APPENDIX II TO THE PROXY STATEMENT, AND QUALIFIES THIS SUMMARY IN ITS ENTIRETY.

REQUIRED VOTE

    A majority of the votes represented by the shares of Class A and Class B Common Stock outstanding at the record date, voting as a single class, is required to approve the amendment of the Stock Option Plan to increase the number of shares of Common Stock issuable thereunder as described above.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE EVERGREEN AMENDMENT TO THE STOCK OPTION PLAN.

SUMMARY OF THE STOCK OPTION PLAN

    The following summary of the material features of the Stock Option Plan is qualified in its entirety by reference to the full text of the Stock Option Plan, which has been filed with the SEC and will be made available upon request.

    PURPOSE, PARTICIPANTS, EFFECTIVE DATE AND DURATION. The Company instituted the Stock Option Plan effective November 5, 1997 and amended and restated it on April 27, 1998. The purpose of the Stock Option Plan is to encourage key employees, directors and consultants of the Company and its Subsidiaries (a Subsidiary is a corporation or other business organization the voting power or equity interests of which are at least 50% owned by the Company, directly or indirectly), who render services of special importance to the management, operation or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of, the Company or a Subsidiary (the "Participants"), to continue their association with the Company and its Subsidiaries by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth through the granting of options to acquire shares of the Class A Common Stock. As of February 1, 2001, approximately 3,300 employees and four non-employee directors were eligible to participate in the Stock Option Plan. The grant of options under the Stock Option Plan is discretionary, and the Company cannot now determine the number of options to be granted in the future to any particular person or group.

    The Stock Option Plan will terminate on November 15, 2007, unless earlier terminated by the Board of Directors. Termination of the Stock Option Plan will not affect awards made prior to termination, but awards may not be made after termination.

    SHARES SUBJECT TO THE STOCK OPTION PLAN. The Stock Option Plan currently provides that options may be granted to purchase shares of Class A Common Stock. However, the Stock Option Plan currently limits the number of shares of Common Stock for which options may be granted to an aggregate of 24,000,000 shares. The Board of Directors recently approved, subject to stockholder approval, the Evergreen Amendment to the Stock Option Plan providing for annual increases in the shares authorized under the Stock Option Plan. Approval of this Evergreen Amendment by stockholders is the subject of this Proposal 2 of this proxy statement. These shares may be authorized and unissued shares or treasury shares. The Stock Option Plan was amended in 1998 in connection with the Old ATC merger as a result of which no options may now be granted to purchase Class B Common Stock. In the event of any change in the number or kind of Class A and Class B Common Stock outstanding pursuant to a reorganization, subdivision, consolidation, recapitalization, exchange of shares, stock dividend or split or combination of shares, appropriate adjustments will be made (1) to the number of shares subject to outstanding options, (2) in the exercise price per share of outstanding options, and (3) in the kind of shares which may be issued under the Stock Option Plan. Shares will be deemed issued under the Stock Option Plan only after full payment of the exercise price has been made. To the extent that an award under the Stock Option Plan lapses or is forfeited, any shares subject to such award will again become available for grant under the terms of the Stock Option Plan subject, however, in the case of ISO's to any limitation under the Code. The Stock Option Plan provides that American Tower may not grant options to purchase more than 5,000,000 shares per year to any individual.

    ADMINISTRATION. The Stock Option Plan is administered by the Compensation Committee, which must consist solely of at least two directors who are both "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code.

    Subject to the terms of the Stock Option Plan, the Compensation Committee has authority to: (1) select the persons to whom options shall be granted;
(2) determine the number or value and the terms and conditions of options granted to each such person, including the price per share to be paid upon exercise of any option and the period within which each such option may be exercised; and (3) interpret the Stock Option Plan and prescribe rules and regulations for the administration thereof.

    STOCK OPTIONS. With regard to each option, the Compensation Committee determines the number of shares subject to the option, the exercise price of the option, the manner and time of exercise of the option and whether the option is intended to qualify as an incentive stock option, or ISO, within the meaning of
Section 422 of the Code. Options that are not intended to qualify as ISOs are referred to as nonqualified stock options, or NSOs. ISOs may only be granted to employees of the Company or a subsidiary as defined in Section 424(f) of the Code. In the case of an ISO, and in the case of any option intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price may not be less than the "fair market value" of the shares on the date the option is granted. However, in the case of an employee who owns (or is considered to own under Section 424(d) of the Code) stock possessing more than 10% percent of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the price at which shares may be purchased pursuant to an ISO may not be less than 110% of the fair market value of the class of Common Stock covered by the option on the date the ISO is granted.

    The duration of the ISOs and NSOs granted under the Stock Option Plan are required to be specified in a stock option agreement. However, no ISO may be exercisable after the expiration of ten years after the date of grant and no NSO may be exercisable after the expiration of ten years and one day after the date of grant. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, no ISO may be exercisable after the expiration of five years from its date of grant. The Compensation Committee, in its discretion, may provide that any option is exercisable during its entire duration or during any lesser period of time.

    The option exercise price may be paid (1) in cash or a cash equivalent,
(2) through a so-called "cashless exercise" procedure, (3) to the extent permitted by the Compensation Committee, in shares of Class A Common Stock owned by the optionee or (4) to the extent permitted by the Compensation Committee, by delivery of a recourse promissory note secured by, among other optionee assets, the stock acquired upon exercise of the option. However, the optionee may not make payment in shares that he acquired upon the earlier exercise of any ISO, unless and until he has held the shares for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised.

    AMENDMENTS TO THE STOCK OPTION PLAN. The Board of Directors may modify, revise or terminate the Stock Option Plan at any time and from time to time, except that stockholder approval is required with respect to any amendment to change the number of shares that may be issued under options in the aggregate or to any one employee and to change the class of persons eligible to receive options. Stockholder approval is also required for changes to the Stock Option Plan that would adversely affect the qualification of the Stock Option Plan with respect to the incentive stock option regulations and the protections of
Section 16(b) of the Exchange Act.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the Stock Option Plan and with respect to the sale of Common Stock acquired under the Stock Option Plan. This summary is based on the federal tax laws in effect of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

    INCENTIVE STOCK OPTIONS

    In general, an optionee will not recognize taxable income upon the grant or exercise of an ISO. Instead, an optionee will recognize taxable income with respect to an ISO only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an ISO, however, may subject the optionee to the alternative minimum tax.

    Generally, the tax consequences of selling ISO Stock will vary with the length of time that the optionee has owned the ISO Stock at the time it is sold. If the optionee sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the optionee will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

    If the optionee sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the optionee will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the optionee has held the ISO Stock for more than one year prior to the date of sale.

    If an optionee sells ISO Stock for less than the exercise price, then the optionee will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the optionee has held the ISO Stock for more than one year prior to the date of sale.

    NONSTATUTORY STOCK OPTIONS

    As in the case of an ISO, an optionee will not recognize taxable income upon the grant of an NSO. Unlike the case of an ISO, however, an optionee who exercises an NSO generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

    With respect to any NSO Stock, an optionee will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, an optionee generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the optionee's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the optionee has held the NSO Stock for more than one year prior to the date of the sale.

    TAX CONSEQUENCES TO THE COMPANY

    The grant of an option under the Stock Option Plan generally will have no tax consequences to the Company. Moreover, in general, neither the exercise of an ISO nor the sale of any Common Stock acquired under the Stock Option Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by an optionee under the Stock Option Plan, including in connection with the exercise of an NSO or a Disqualifying Disposition. Any such deduction will be subject to the limitations of
Section 162(m) of the Code.

                                   PROPOSAL 3

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    Subject to ratification by the stockholders, the Board of Directors has selected the firm of Deloitte & Touche LLP as the Company's independent auditors for the current year. Deloitte & Touche LLP has served as the Company's independent auditors since its organization.

    Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

    If the stockholders do not ratify the selection of Deloitte & Touche LLP as the Company's independent auditors, the selection of such auditors will be reconsidered by the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

                             ADDITIONAL INFORMATION

OTHER MATTERS

    The Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy or their substitutes acting hereunder, to vote, or otherwise act, in accordance with their best judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that they were not required to file a Form 5, the Company believes that, during the fiscal year ended December 31, 2000, its officers, directors and ten-percent stockholders complied with all
Section 16(a) filing requirements applicable to such individuals.

    The following executive officers and current and former directors each omitted due to an administrative error to report on a Form 5 for fiscal year 1998 the grant on December 1, 1998 of stock options in the following amounts, each at an exercise price of $23.75: Justin D. Benincasa (40,000), Alan L. Box (25,000), Steven B. Dodge (300,000), James S. Eisenstein (100,000), J. Michael Gearon, Jr. (100,000), Fred R. Lummis (25,000), Randall T. Mays (25,000), Thomas
H. Stoner (25,000), Douglas C. Weist (125,000), Maggie Wilderotter (25,000) and Joseph L. Winn (125,000). Upon discovery of the error, these option grants were reported on a Form 5 for each of the above persons filed in April 2001. Also, Mr. Gearon inadvertently omitted to report on a Form 5 for fiscal year 1999 two gifts totalling 2,890 shares. Mr. Gearon filed an amended Form 5 in March and May 2000 to report the gifts and to correct his end of period holdings.

PROPOSALS OF STOCKHOLDERS

    Proposals of stockholders intended to be presented at the 2002 Annual Meeting pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 must be received by the Company no later than December 9, 2001 in order to be included in the proxy statement and form of proxy relating to the meeting. In addition, such proposals must comply with the other requirements of Rule 14a-8.

    If a stockholder of the Company wishes to present a proposal before the 2002 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such stockholder must also give written notice to American Tower Corporation, 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Secretary of the Company. If a stockholder fails to deliver such notice so that it is received by the Secretary no later than February 22, 2002, then proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

ANNUAL REPORT ON FORM 10-K

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AS FILED WITH THE SEC, EXCEPT FOR EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO THE DIRECTOR OF INVESTOR RELATIONS, AMERICAN TOWER CORPORATION, 116 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02116.

                                               By Order of the Board of Directors,

                                               /s/ Steven B. Dodge
                                               Chairman of the Board, President and
                                               Chief Executive Officer

Boston, Massachusetts
April 3, 2001

                                                                      APPENDIX I

                           AMERICAN TOWER CORPORATION

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

ROLE AND INDEPENDENCE:

    The Audit Committee (the "Committee") of the Board of Directors of American Tower Corporation (the "Corporation") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Corporation and such other duties as directed by the Board. The independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders. The Committee (subject to any action that may be taken by the Board) shall have the ultimate authority and responsibility to select (or nominate for stockholder approval), evaluate and, where appropriate, replace the independent auditor. The Committee shall be responsible for overseeing the independence of the independent auditor.

    The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent auditor, the internal auditors and management of the Corporation. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Corporation and the power to retain outside counsel, accountants or other experts for this purpose.

    This charter shall be reviewed, updated and approved annually by the Committee and filed with the Corporation's Proxy Statement at least once every three years starting in 2001.

MEMBERSHIP:

    The Committee shall be comprised of not less than three members of the Board, selected annually by the Board. The Committee's composition will meet the independence and experience requirements of the Audit Committee Policy of the NYSE. Accordingly, all of the members will be directors:

    1. Who have no relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation; and

    2. Who are financially literate within a reasonable period of time after appointment to the Committee.

    In addition, at least one member of the Committee will have accounting or related financial management expertise.

RESPONSIBILITIES:

The Committee's primary responsibilities include:

    - Primary input into the recommendation to the Board for the selection and retention of the independent auditor that audits the financial statements of the Corporation. In so doing, the Committee will discuss and consider the auditor's written affirmation that the auditor is in fact independent, will discuss the nature and rigor of the audit process, receive and review all reports and will provide to the independent auditor full access to the Committee (and the Board) to report on any and all appropriate matters.

    - Provision of guidance and oversight to the internal audit function of the Corporation including, review of the organization, plans and results of such activity.

    - Review of financial statements (including quarterly reports) with management and the independent auditor including the communications required by Statement of Auditing Standards

     No. 61, as amended, "Communications with Audit Committees". Annually, after satisfactory review by the Committee, the Corporation's audited financial statements included in the annual report on Form 10-K will be approved by the Board of Directors for filing with the Securities and Exchange Commission.

    - Discussion with management and the independent auditors of the quality and adequacy of the Corporation's internal controls.

    - Discussion with management of the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

    - Request from the independent auditors annually a formal written statement delineating all relationships between the auditor and the Corporation consistent with Independent Standards Board No. 1, discuss with the independent auditors any such disclosed relationships and their impact on the auditors' independence, and take or recommend that the Board take appropriate action in response to the independent auditors' report to satisfy itself of the auditors' independence.

    - The Committee shall prepare for inclusion where necessary in a proxy or information statement of the Corporation relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in
      Item 306 of Regulation S-K.

    - The Committee shall direct management to advise the Committee in the event that the Corporation proposes to disclose or file interim financial information prior to completion of review of the outside auditor.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to prepare the Corporation's financial statements, to plan or conduct audits of those financial statements, or to determine that those financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of the Corporation's management and the independent auditors. Nor is the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with applicable laws and regulations.

                                                                     APPENDIX II

                              EVERGREEN AMENDMENT

    The following is the text of Section 3 of the Stock Option Plan as proposed to be amended (amendments appear in boldface italic type):

    "3. OPTION SHARES

        The stock subject to Options under the Plan shall be shares of Class A and Class B Common Stock, par value $.01 per share (the "Stock"), provided, however, that after the consummation of the ATC Merger as defined in the Agreement and Plan of Merger by and between the Company and American Tower Corporation, dated December 12, 1997, as may be amended, any Options granted shall be for shares of Class A. The total amount of the Stock with respect to which Options may be granted (the "Option Pool"), shall not exceed in the aggregate 24,000,000 shares; PROVIDED, HOWEVER, AND SUBJECT TO THE LIMITATION BELOW REGARDING SHARES AVAILABLE FOR GRANTS OF ISOS, THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN SHALL INCREASE EACH SEPTEMBER 30, COMMENCING SEPTEMBER 30, 2001, BY AN AMOUNT EQUAL TO THE LESSER OF:

    (I) THE NUMBER OF SHARES OF CLASS A COMMON STOCK NECESSARY SO THAT THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN EQUALS 12% OF THE NUMBER OF MODIFIED FULLY-DILUTED SHARES ("FDS") OF COMMON STOCK ON SUCH SEPTEMBER 30, DETERMINED BY THE FOLLOWING FORMULA:

         ANNUAL INCREASE = (12% - X%) X FDS,

        WHERE X% =      OPTION POOL   X 100
                        ----------
                            FDS

        WHERE THE OPTION POOL =      FOR SEPTEMBER 30, 2001, 24,000,000 SHARES
                                     AND FOR EACH ANNIVERSARY THEREAFTER
                                     24,000,000 SHARES, PLUS ANY ANNUAL
                                     INCREASES OCCURRING PRIOR TO SUCH
                                     ANNIVERSARY.

           FDS EQUALS ON EACH SEPTEMBER 30 THE FOLLOWING:

               - THE TOTAL NUMBER OF SHARES OF ALL CLASSES OF COMMON STOCK
                 OUTSTANDING; PLUS

               - THE TOTAL NUMBER OF SHARES OF ALL CLASSES OF COMMON STOCK
                 RESERVED FOR ISSUANCE IN RESPECT OF OUTSTANDING:

                   - CONVERTIBLE SECURITIES (OTHER THAN CLASS B AND CLASS C
                     COMMON STOCK);

                   - OPTIONS ASSUMED OR ISSUED BY THE COMPANY IN CONNECTION WITH
                     MERGERS AND ACQUISITIONS; AND

                   - WARRANTS; MINUS

               - THE TOTAL NUMBER OF SHARES OF ALL CLASSES OF COMMON STOCK
                 OUTSTANDING AS A RESULT OF EXERCISES OF OPTIONS GRANTED UNDER THE PLAN OR ANY OTHER EMPLOYEE, DIRECTOR OR CONSULTANT OPTIONS THAT THE COMPANY MAY APPROVE, OTHER THAN OPTIONS GRANTED UNDER ANY EMPLOYEE STOCK PURCHASE PLAN AND OPTIONS ASSUMED OR ISSUED BY THE COMPANY IN CONNECTION WITH MERGERS AND ACQUISITIONS; OR

    (II) A LESSER NUMBER THAN THE NUMBER CALCULATED PURSUANT TO CLAUSE (I), AS MAY BE DETERMINED BY THE BOARD.

    IF THE ANNUAL INCREASE AS CALCULATED IN CLAUSE (I) ON ANY SUCH SEPTEMBER 30 IS A NEGATIVE NUMBER, THEN NO ANNUAL INCREASE SHALL OCCUR FOR THAT SEPTEMBER 30.

        In the event that any outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the Optionee, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an option under the Plan, SUBJECT, HOWEVER, IN THE CASE OF ISOS TO ANY LIMITATIONS UNDER THE CODE. The maximum number of shares of Stock subject to Options that may be granted to any Optionee in the aggregate in any calendar year shall not exceed 5,000,000 shares. THE MAXIMUM CUMULATIVE NUMBER OF SHARES OF STOCK AVAILABLE FOR GRANTS OF ISOS UNDER THE PLAN IS 50,000,000 SHARES. ALL SHARES REFERENCES IN THIS SECTION 3 SHALL BE SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 17."

                                                                  APPENDIX III










                             1997 STOCK OPTION PLAN
                       AMERICAN TOWER SYSTEMS CORPORATION

                             1997 Stock Option Plan
                    As Amended and Restated on March 15, 2001



                            ------------------------

                               As approved by the
                      Board of Directors on March 15, 2001,
                         subject to stockholder approval
                            ------------------------


                               As approved by the
                             Stockholders on _______

                            ------------------------

                       AMERICAN TOWER SYSTEMS CORPORATION
                             1997 STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                            PAGE
1.       PURPOSE........................................................      1

2.       ADMINISTRATION OF THE PLAN.....................................      1

3.       OPTION SHARES..................................................      2

4.       AUTHORITY TO GRANT OPTIONS.....................................      3

5.       WRITTEN AGREEMENT..............................................      3

6.       ELIGIBILITY....................................................      3

7.       OPTION PRICE...................................................      4

8.       DURATION OF OPTIONS............................................      4

9.       VESTING PROVISIONS.............................................      5

10.      EXERCISE OF OPTIONS............................................      5

11.      TRANSFERABILITY OF OPTIONS.....................................      6

12.      TERMINATION OF EMPLOYMENT OR INVOLVEMENT
         OF OPTIONEE WITH THE COMPANY...................................      6

13.      REQUIREMENTS OF LAW............................................      7

14.      NO RIGHTS AS STOCKHOLDER.......................................      8

15.      EMPLOYMENT OBLIGATION..........................................      8

16.      FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE................      8

17.      CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.....................      9

18.      AMENDMENT OR TERMINATION OF PLAN...............................     10

19.      EFFECTIVE DATE AND DURATION OF THE PLAN........................     11

                       AMERICAN TOWER SYSTEMS CORPORATION

                             1997 STOCK OPTION PLAN

1. PURPOSE

     The purpose of this 1997 Stock Option Plan (the "Plan") is to encourage directors, consultants and employees of American Tower Systems Corporation (the "Company") and its Subsidiaries (as hereinafter defined) to continue their association with the Company and its Subsidiaries, by providing opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options (the "Options") which may be options designed to qualify as incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (an "ISO"), or options not intended to qualify for any special tax treatment under the Code (a "NQO"). The term "Subsidiary" as used in the Plan means a corporation or other business organization of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock.

2. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors (the "Board"). The Committee shall from time to time determine to whom options or other rights shall be granted under the Plan, whether options granted shall be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), the terms of the options or other rights, and the number of shares that may be granted under options. The Committee shall report to the Board the names of individuals to whom stock or options or other rights are to be granted, the number of shares covered, and the terms and conditions of each grant. The determinations described in this Section 2 may be made by the Committee or by the Board, as the Board shall direct in its discretion, and references in the Plan to the Committee shall be understood to refer to the Board in any such case.

     The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. The Committee shall have the authority to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations, of the Plan and of options granted thereunder (the "Options"), shall be subject to the determination of the Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 hereof as an ISO to qualify as incentive stock options as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Committee shall be a "non-employee director" or the equivalent within the meaning of

Rule 16b-3 under the Exchange Act, and, for so long as Section 162(m) of the Code is applicable to the Company, an "outside director" within the meaning of
Section 162 of the Code and the regulations thereunder.

     With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

3. OPTION SHARES

     The stock subject to Options under the Plan shall be shares of Class A and Class B Common Stock, par value $.01 per share (the "Stock"), provided, however, that after the consummation of the ATC Merger as defined in the Agreement and Plan of Merger by and between the Company and American Tower Corporation, dated December 12, 1997, as may be amended, any Options granted shall be for shares of Class A. The total amount of the Stock with respect to which Options may be granted (the "Option Pool"), shall not exceed in the aggregate 24,000,000 shares; provided, however, and subject to the limitation below regarding shares available for grants of ISOs, the number of shares authorized for issuance under the Plan shall increase each September 30, commencing September 30, 2001, by an amount equal to the lesser of:

     (i) the number of shares of Class A Common Stock necessary so that the number of shares authorized for issuance under the Plan equals 12% of the number of modified fully-diluted shares ("FDS") of Common Stock on such September 30, determined by the following formula:

                       Annual Increase = (12% - X%) x FDS,

                                    Option Pool
                       where X% =   -----------    x 100
                                       FDS

                       where  the Option Pool = For September 30, 2001,
                                                24,000,000 shares and for each
                                                anniversary thereafter
                                                24,000,000 shares, plus any
                                                Annual Increases occurring
                                                prior to such anniversary.

      FDS equals on each September 30 the following:

      o the total number of shares of all classes of Common Stock outstanding; PLUS

      o the total number of shares of all classes Common Stock reserved for issuance in respect of outstanding:

          - convertible securities (other than Class B and Class C Common
            Stock);

          - options assumed or issued by the Company in connection with mergers and acquisitions; and

          - warrants; MINUS

      o the total number of shares of all classes of Common Stock outstanding as a result of exercise of options granted under the Plan or any other employee, director or consultant options that the Company may approve, other than options granted under any employee stock purchase plan and options assumed or issued by the Company in connection with mergers and acquisitions; or

     (ii) a lesser number than the number calculated pursuant to clause (i) as may be determined by the Board.

If the Annual Increase as calculated in clause (i) on any such September 30 is a negative number, then no Annual Increase shall occur for that September 30.

     In the event that any outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the Optionee, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an option under the Plan subject, however, in the case of ISOs to any limitations under the Code. The maximum number of shares of Stock subject to Options that may be granted to any Optionee in the aggregate in any calendar year shall not exceed 5,000,000 shares. The maximum cumulative number of shares available for grants of ISOs under the Plan is 50,000,000 shares. All shares references in this Section 3 shall be subject to adjustment in accordance with the provisions of Section 17.

4. AUTHORITY TO GRANT OPTIONS

     The Committee may determine, from time to time, which employees of the Company or any Subsidiary or other persons shall be granted Options under the Plan, the terms of the Options (including without limitation whether an Option shall be an ISO or a NQO) and the number of shares which may be purchased under the Option or Options. Without limiting the generality of the foregoing, the Committee may from time to time grant: (a) to such employees (other than employees of a Subsidiary which is not a corporation) as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan which Option or Options will to the extent so designated at the time of grant constitute an ISO; and (b) to such eligible directors, employees or other persons as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan which Option or Options shall constitute a NQO. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee.

5. WRITTEN AGREEMENT

     Each Option granted hereunder shall be embodied in an option agreement (the "Option Agreement") substantially in the form of Exhibit 1, which shall be signed by the Optionee and by the Chief Executive Officer, Chief Financial Officer or the Corporate Controller of the Company for and in the name and on behalf of the Company. An Option Agreement may contain such restrictions on exercisability and such other provisions not inconsistent with the Plan as the Committee in its sole and absolute discretion shall approve.

6. ELIGIBILITY

     The individuals who shall be eligible for grant of Options under the Plan shall be employees (including officers who may be members of the Board), directors who are not employees and other individuals, whether or not employees, who render services of special importance to the management, operation, or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. An employee, director or other person to whom an Option has been granted pursuant to an Option Agreement is hereinafter referred to as an "Optionee."

7. OPTION PRICE

     The price at which shares of Stock may be purchased pursuant to an Option shall be specified by the Committee at the time the Option is granted, but shall in no event be less than the par value of such shares and, in the case of an ISO, except as set forth in the following sentence, one hundred percent (100%) of the fair market value of the Stock on the date the ISO is granted. In the case of an employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the price which shares of Stock may be so purchased pursuant to an ISO shall be not less than one hundred and ten percent (110%) of the fair value of the Stock on the date the ISO is granted.

     For purposes of the Plan, the "fair market value" of a share of Stock on any date specified herein, shall mean (a) the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case (i) as reported on the New York Stock Exchange Composite Tape, or (ii) if the Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or (iii) if not then listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System; or (b) if the Stock is not quoted on such National Market System, (i) the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by NASDAQ, or (ii) if bid and asked prices for such security on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Committee; or (c) if the Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Committee as of a date which is within thirty (30) days of the date with respect to which the determination is to be made; provided, however, that any method of determining fair market value employed by the Committee with respect to an ISO shall be consistent with any applicable laws or regulations pertaining to "incentive stock options."

8. DURATION OF OPTIONS

     The duration of any Option shall be specified by the Committee in the Option Agreement, but no ISO shall be exercisable after the expiration of ten
(10) years, and no NQO shall be exercisable after the expiration of ten (10) years and one (1) day, from the date such Option is granted. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, no ISO shall be exercisable after the expiration of five (5) years from the date such Option is granted. The Committee, in its sole and absolute discretion, may extend any Option theretofore granted subject to the aforesaid limits and may provide that an Option shall be exercisable during its entire duration or during any lesser period of time.

9. VESTING PROVISIONS

     Each Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Committee, in its sole and absolute discretion, may provide in the Option Agreement.

10. EXERCISE OF OPTIONS

     Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made, subject to the alternative provisions of this Section, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price of such shares, as the Committee in its sole and absolute discretion shall consider acceptable. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

     Alternatively, if the Option Agreement so specifies, and subject to such rules as may be established by the Committee, payment of the option price may be made through a so-called "cashless exercise" procedure, under which the Optionee shall deliver irrevocable instructions to a broker to sell shares of Stock acquired upon exercise of the Option and to remit promptly to the Company a sufficient portion of the sale proceeds to pay the option price and any tax withholding resulting from such exercise.

     Alternatively, payment of the option price may be made, in whole or in part, in shares of Stock owned by the Optionee; provided, however, that the Optionee may not make payment in shares of Stock that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless and until he has held the shares until at least two (2) years after the date the ISO (or such other incentive stock option) was granted and at least one (1) year after the date the ISO (or such other option) was exercised. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company in payment of the option price of the shares with respect of which such Option is exercised (a) certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind, and having a fair market value on the date of delivery of such notice equal to the option price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates; and (b) if the option price of the shares with respect to which such Option is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess, as the Committee in its sole and absolute discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section, the Committee, in its sole and absolute discretion
(i) may refuse to accept shares of Stock in payment of the option price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such Optionee together with notice by the Company to such Optionee of the refusal of the Committee to accept such shares of Stock and (ii) may accept, in lieu of actual delivery of stock certificates, an attestation by the Optionee substantially in the form attached herewith as Exhibit C or such other form as may be deemed acceptable by the Committee that he or she owns of record the shares to be tendered free and clear of all liens, claims and encumbrances of every kind.

     Alternatively, if the Option Agreement so specifies, payment of the option price may be made in part by a promissory note executed by the Optionee and containing the following terms and conditions (and such others as the Committee shall, in its sole and absolute discretion determine from time to time): (a) it shall be collaterally secured by the shares of Stock obtained upon exercise of the Option; (b) repayment shall be made on demand by the Company and, in any event, no later than three (3) years from the date of exercise; and (c) the note shall bear interest at a rate as determined by the Committee, payable monthly out of a payroll deduction provision; provided, however, that notwithstanding the foregoing (i) an amount not less than the par value of the shares of Stock with respect to which the Option is being exercised must be paid in cash, cash equivalents, or shares of Stock in accordance with this Section, and (ii) the payment of such exercise price by promissory note does not violate any applicable laws or regulations, including, without limitation, Delaware corporate law or applicable margin lending rules. The decision as to whether to permit partial payment by a promissory note for shares of Stock to be issued upon exercise of any Option granted shall rest entirely in the sole and absolute discretion of the Committee.

     As promptly as practicable after the receipt by the Company of (a) written notice from the Optionee setting forth the number of shares of Stock with respect to which such Option is to be exercised and (b) payment of the option price of such shares in the form required by the foregoing provisions of this Section, the Company shall cause to be delivered to such Optionee certificates representing the number of shares with respect to which such Option has been so exercised (less a number of shares equal to the number of shares as to which ownership was attested under the procedure described in clause (ii) of the next preceding paragraph).

11. TRANSFERABILITY OF OPTIONS

     Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the Optionee, except that the Committee may specify in an Option Agreement that pertains to an NQO that the Optionee may transfer such NQO to a member of the Immediate Family of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family, or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to any Optionee, such Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

12. TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE COMPANY

     For purposes of this Section, employment by or involvement with (in the case of an Optionee who is not an employee) a Subsidiary shall be considered employment by or involvement with the Company. Except as otherwise set forth in the Option Agreement, after the Optionee's termination of employment with the Company other than by reason of death or disability, including his retirement in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of the date of its expiration or three (3) months after the date of such termination or retirement. After the death of the Optionee, his or her executors, administrators or any persons to whom his or her Option may be transferred by will or by the laws of descent and distribution shall have the right to exercise the Option to the extent to which the Optionee was entitled to exercise the Option. In the event that such termination is a result of disability, the Optionee shall have the right to exercise the Option pursuant to its terms as if such Optionee continued as an employee.

     Authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company and the Optionee for purposes of the Plan, provided that either (a) such absence is for a period of no more than ninety (90) days or (b) the Employee's right to re-employment after such absence is guaranteed either by statute or by contract.

     For Optionees who are not employees of the Company, options shall be exercisable for such periods following the termination of the Optionee's involvement with the Company as may be set forth in the Option Agreement.

13. REQUIREMENTS OF LAW

     The Company shall not be required to sell or issue any shares of Stock upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or "blue sky" law (a "Blue Sky Law"), upon exercise of any Option the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act and Blue Sky Laws or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration and compliance is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall not be obligated to take any action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable Blue Sky Law.

     Notwithstanding any other provision of the Plan to the contrary, the Company may refuse to permit transfer of shares of Stock if in the opinion of its legal counsel such transfer would violate federal or state securities laws or subject the Company to liability thereunder. Any sale, assignment, transfer, pledge or other disposition of shares of Stock received upon exercise of any Option (or any other shares or securities derived therefrom) which is not in accordance with the provisions of this Section shall be void and of no effect and shall not be recognized by the Company.

     LEGEND ON CERTIFICATES. The Committee may cause any certificate representing shares of Stock acquired upon exercise of an Option (and any other shares or securities derived therefrom) to bear a legend to the effect that the securities represented by such certificate have not been registered under the Federal Securities Act of 1933, as amended, or any applicable state securities laws, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in accordance with the Plan and applicable agreements binding the holder and the Company or any of its stockholders.

14. NO RIGHTS AS STOCKHOLDER

     No Optionee shall have any rights as a stockholder with respect to shares covered by his or her Option until the date of issuance of a stock certificate for such shares; except as otherwise provided in Section 17, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.

15. EMPLOYMENT OBLIGATION

     The granting of any Option shall not impose upon the Company or any Subsidiary any obligation to employ or continue to employ any Optionee, or to engage or retain the services of any person, and the right of the Company or any Subsidiary to terminate the employment or services of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him or her. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment or services for any reason.

16. FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE

     Notwithstanding any provision of the Plan to the contrary, if the Committee determines, after full consideration of the facts presented on behalf of the Company and an Optionee, that

     (a) the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment by or involvement with the Company or a Subsidiary, which damaged the Company or a Subsidiary, or has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or

     (b) the Optionee's employment or involvement was otherwise terminated for "cause," as defined in any employment agreement with the Optionee, if applicable, or if there is no such agreement, as determined by the Committee, which may determine that "cause" includes among other matters the willful failure or refusal of the Optionee to perform and carry out his or her assigned duties and responsibilities diligently and in a manner satisfactory to the Committee, then the Optionee's right to exercise an Option shall terminate as of the date of such act (in the case of (a)) or such termination (in the case of (b)) and the Optionee shall forfeit all unexercised Options. If an Optionee whose behavior the Company asserts falls within the provisions of (a) or (b) above has exercised or attempts to exercise an Option prior to a decision of the Committee, the Company shall not be required to recognize such exercise until the Committee has made its decision and, in the event of any exercise shall have taken place, it shall be of no force and effect (and void AB INITIO) if the Committee makes an adverse determination; provided, however, if the Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised such Option retroactively as of the date he or she originally gave written notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive. No decision of the Committee, however, shall affect in any manner the finality of the discharge of such Optionee by the Company or a Subsidiary.

17. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into the Stock or other securities, ranking prior to the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     The number of shares of Stock in the Option Pool (less the number of shares theretofore delivered upon exercise of Options) and the number of shares of Stock covered by any outstanding Option and the price per share payable upon exercise thereof (provided that in no event shall the option price be less than the par value of such shares) shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from any subdivision, split, combination or consolidation of shares of Stock or the payment of a dividend in shares of stock or other securities of the Company on the Stock. The decision of the Board as to the adjustment, if any, required by the provisions of this Section shall be final, binding and conclusive.

     If the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of Stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

     Except as otherwise provided in the preceding paragraph, if the Company is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Options remain outstanding under the Plan, or if other circumstances occur in which the Board in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply (in each case, an "Applicable Event"), then (a) each holder of an outstanding Option shall be entitled, upon exercise of such

Option, to receive in lieu of shares of Stock, such stock or other securities or property as he or she would have received had he exercised such option immediately prior to the Applicable Event; or (b) the Board may, in its sole and absolute discretion, waive, generally or in one or more specific cases, any limitations imposed pursuant to Section 9 so that some or all Options from and after a date prior to the effective date of such Applicable Event, specified by the Board, in its sole and absolute discretion, shall be exercisable in full; or
(c) the Board may, in its sole and absolute discretion, cancel all outstanding and unexercised Options as of the effective date of any such Applicable Event; or (d) the Board may, in its sole discretion, convert some or all Options into options to purchase the stock or other securities of the surviving corporation pursuant to an Applicable Event; or (e) the Board may, in its sole and absolute discretion, assume the outstanding and unexercised options to purchase stock or other securities of any corporation and convert such options into Options to purchase Stock, whether pursuant to this Plan or not, pursuant to an Applicable Event; provided, however, notice of any such cancellation pursuant to clause (c) shall be given to each holder of an Option not less than thirty (30) days preceding the effective date of such Applicable Event, and provided further, however, that the Board may, in its sole and absolute discretion, waive, generally or in one or more specific instances, any limitations imposed pursuant to Section 9 with respect to any Option so that such Option shall be exercisable in full or in part, as the Board may, in its sole and absolute discretion, determine, during such thirty (30) day period.

     Except as expressly provided herein, the issue by the Company of shares of Stock or other securities of any class or series or securities convertible into or exchangeable or exercisable for shares of Stock or other securities of any class or series for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

18. AMENDMENT OR TERMINATION OF PLAN

     The Board may, in its sole and absolute discretion, modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not (a) materially increase the benefits accruing to Optionees under the Plan or make any "modifications" as that term is defined under Section 424(h)(3) (or its successor) of the Code if such increase in benefits or modifications would adversely affect (i) the availability to the Plan of the protections of Section 16(b) of the Exchange Act, if applicable to the Company, or (ii) the qualification of the Plan or any Options for "incentive stock option" treatment under Section 422 of the Code;
(b) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions if the Plan either to any one employee or in the aggregate; or (c) change the class of persons eligible to receive ISOs. Notwithstanding the preceding sentence, the Board shall in all events have the power and authority to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option or such other stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment.

19. EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective and shall be deemed to have been adopted on November 5, 1997, unless the Plan shall have terminated earlier, the Plan shall terminate on the tenth (10th) anniversary of its effective date, and no Option shall be granted pursuant to the Plan after the day preceding the tenth (10th) anniversary of its effective date.

                       AMERICAN TOWER SYSTEMS CORPORATION

                             Stock Option Agreement

                            ------------------------

                             Option Certificate: No.

                          Specific Terms of the Option
                            ------------------------

     Subject to the terms and conditions hereinafter set forth and the terms and conditions of the American Tower Systems Corporation 1997 Stock Option Plan (the "Plan"), American Tower Systems Corporation, a Delaware corporation (the "Company" which term shall include, unless the context otherwise clearly requires, all Subsidiaries [as defined in the Plan] of the Company) hereby grants the following option to purchase shares of Common Stock, par value $.01 per share (the "Stock") of the Company:

     1. Name of Person to Whom the Option is granted (the "Optionee"):

     2. Date of Grant of Option:

     3. Number of shares of Stock:

     4. Option Exercise Price (per share): $

     5. Term: Subject to Section 10, this Option expires at 5:00 p.m. Eastern Time on

     6. Exercisability: Provided that on the dates set forth below the Optionee is still employed by the Company or, if the Optionee is not employed by the Company the Optionee is still actively involved in the Company (as determined by the Committee) the Option will become exercisable as follows and as provided in Section 9 below:


        DATE                 NUMBER OF SHARES                 CUMULATIVE NUMBER





          American Tower Systems Corporation



By:
   -------------------------------         ----------------------------------
   Title:                                  (Signature of Optionee)
         ---------------------------------


Date:
     ---------------------------------

Optionee's Address:

                            OTHER TERMS OF THE OPTION

                            ------------------------

     WHEREAS, the Board of Directors (the "Board") has authorized the grant of stock options upon certain terms and conditions set forth in the Plan and herein; and

     WHEREAS, the Compensation Committee (the "Committee") has authorized the grant of this stock option pursuant and subject to the terms of the Plan, a copy of which is available from the Company and is hereby incorporated herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Company and the Optionee, intending to be legally bound, covenant and agree as set forth on the first page hereof and as follows:

     7. GRANT. Pursuant and subject to the Plan, the Company does hereby grant to the Optionee a stock option (the "Option") to purchase from the Company the number of shares of Stock set forth in Section 3 on the first page hereof upon the terms and conditions set forth in the Plan and upon the additional terms and conditions contained herein. This Option is a [INCENTIVE] [NONQUALIFIED] stock option and [IS] [IS NOT] intended to qualify for special federal income tax treatment as an "incentive stock option" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     8. OPTION PRICE. This Option may be exercised at the option price per share of Stock set forth in Section 4 on the first page hereof, subject to adjustment as provided herein and in the Plan.

     9. TERM AND EXERCISABILITY OF OPTION. This Option shall expire on the date determined pursuant to Section 5 on first page hereof and shall be exercisable prior to that date in accordance with and subject to the conditions set forth in the Plan and those conditions, if any, set forth in Section 6 on first page hereof. If before this Option has been exercised in full, the Optionee ceases to be an employee of the Company for any reason other than a termination for a reason specified in Section 16 of the Plan, the Optionee may exercise this Option to the extent that he or she might have exercised it on the date of termination of his or her employment, but only during the period ending on the earlier of (a) the date on which the Option expires in accordance with Section 5 of this Agreement or (b) three (3) months after the date of termination of the Optionee's employment with the Company. However, if the Optionee dies before the date of expiration of this Option and while in the employ of the Company or during the three month period described in the preceding sentence, or in the event of the retirement of the Optionee for reasons of disability (within the meaning of Code (S) 22(e)(3)), the Option shall terminate only on such date of expiration. If the Optionee dies before this Option has been exercised in full, the personal representative of the Optionee may exercise this Option as set forth in the preceding sentence.

     10. METHOD OF EXERCISE. To the extent that the right to purchase shares of Stock has accrued hereunder, this Option may be exercised from time to time by written notice to the Company substantially in the form attached hereto as Exhibit A, stating the number of shares with respect to which this Option is being exercised, and accompanied by payment in full of the option price for the number of shares to be delivered, by means of payment acceptable to the Company in accordance with Section 10 of the Plan. As soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this Option), deliver to the Optionee (or other person entitled to exercise this Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Stock as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. Payment of the option price may be made in cash or cash equivalents or, in accordance with the terms and conditions of Section 10 of the Plan, (a) in whole or in part in shares of Common Stock of the Company, whether or not through the attestation procedure in the Plan, or (b) in part by promissory note of the Optionee in the form attached hereto as Exhibit B; provided, however, that the Board reserves the right upon receipt of any written notice of exercise from the Optionee to require payment in cash with respect to the shares contemplated in such notice. If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his or her right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

     11. Nonassignability of Option Rights. This Option shall not be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, this Option shall be exercisable only by him or her.*

     12. COMPLIANCE WITH SECURITIES ACT. The Company shall not be obligated to sell or issue any shares of Stock or other securities pursuant to the exercise of this Option unless the shares of Stock or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he or she will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel.

     13. LEGENDS. The Optionee hereby acknowledges that the stock certificate or certificates evidencing shares of Stock or other securities issued pursuant to any exercise of this Option will bear a legend setting forth the restrictions on their transferability described in Section
         13 hereof.

--------
* Use different language for an Option transferable to family members.

     14. RIGHTS AS STOCKHOLDER. The Optionee shall have no rights as a stockholder with respect to any shares of Stock or other securities covered by this Option until the date of issuance of a certificate to him or her for such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     15. WITHHOLDING TAXES. The Optionee hereby agrees, as a condition to any exercise of this Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount") by (a) authorizing the Company to withhold the Withholding Amount from his or her cash compensation, or (b) remitting the Withholding Amount to the Company in cash; provided, however, that to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company in its sole and absolute discretion may refuse to issue such shares of Stock or may withhold from the shares of Stock delivered upon exercise of this Option that number of shares having a fair market value, on the date of exercise, sufficient to eliminate any deficiency in the Withholding Amount.

     16. NOTICE OF DISQUALIFYING DISPOSITION. If this Option is an incentive stock option, the Optionee agrees to notify the Company promptly in the event that he sells, transfers, exchanges or otherwise disposes of any shares of Stock issued upon exercise of the Option, before the later of (i) the second anniversary of the date of grant of the Option and (ii) the first anniversary of the date the shares were issues upon his exercise of the Option.

     17. TERMINATION OR AMENDMENT OF PLAN. The Board may in its sole and absolute discretion at ant time terminate or from time to time modify and amend the Plan, but no such termination or amendment will affect rights and obligations under this Option.

     18. EFFECT UPON EMPLOYMENT. Nothing in this Option or the Plan shall be construed to impose any obligation upon the Company to employ or retain in its employ, or continue its involvement with, the Optionee.

     19. TIME FOR ACCEPTANCE. Unless the Optionee shall evidence his or her acceptance of this Option by execution of this Agreement within seven
         (7) days after its delivery to him or her, the Option and this Agreement shall be null and void.

     20. General Provisions.

         (a) AMENDMENT; WAIVERS. This Agreement, including the Plan, contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

     (b) BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent provided herein and in the Plan, their respective heirs, executors, administrators, representatives, successors and assigns.

     (c) CONSTRUCTION. This Agreement is to be construed in accordance with the terms of the Plan. In case of any conflict between the Plan and this Agreement, the Plan shall control. The titles of the sections of this Agreement and of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

     (d) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the United States of America and the law (other than the law governing conflict of law questions) of The Commonwealth of Massachusetts except to the extent the laws of any other jurisdiction are mandatorily applicable.

     (e) NOTICES. Any notice in connection with this Agreement shall be deemed to have been properly delivered if it is in writing and is delivered in hand or sent by registered mail to the party addressed as follows, unless another address has been substituted by notice so given:

                  To the Optionee:      To his or her address as
                                        listed on the books of the Company.

                  To the Company:       American Tower Systems Corporation
                                        116 Huntington Avenue
                                        Boston, MA  02116
                                        Attention:  Chief Financial Officer

                  and

                                        Sullivan & Worcester LLP
                                        One Post Office Square
                                        Boston, MA  02109
                                        Attention:  Norman A. Bikales

                            Exhibit A to Stock Option

                       [FORM FOR EXERCISE OF STOCK OPTION

American Tower Systems Corporation
116 Huntington Avenue
Boston, Massachusetts 02116

    RE: EXERCISE OF OPTION UNDER AMERICAN TOWER SYSTEMS CORPORATION 1997 STOCK
        OPTION PLAN

Gentlemen:

     Please take notice that the undersigned hereby elects to exercise the stock option granted to ___________ (the "Employee") pursuant and subject to the terms and conditions of the Stock Option Agreement between the Employee and the Company dated as of , 199 (the "Option Agreement") by and to the extent of purchasing shares of [CLASS A OR CLASS B] Common Stock, par value $.01 per share, of American Tower Systems Corporation (the "Company") for the option price of $_____ per share.

     The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan of the purchase price for said shares.

     If the undersigned is making payment of any part of the purchase price by delivery of shares of Common Stock of the Company, he or she hereby confirms that he or she has investigated and considered the possible income tax consequences to him or her of making such payments in that form. The undersigned hereby agrees to provide the Company an amount sufficient to satisfy the obligation of the Company to withhold certain taxes, as provided in Section 15 of the Option Agreement.

     The undersigned hereby specifically confirms to American Tower Systems Corporation that he or she is acquiring said shares for investment and not with a view to their sale or distribution, and that said shares shall be held subject to all of the terms and conditions of said Stock Option Agreement.


                                       Very truly yours



                                       ----------------------------------------
                                       (Signed by the Employee or other
                                       party duly exercising option)

                            Exhibit B to Stock Option

           [FORM OF TERM NOTE IN PAYMENT OF EXERCISE PRICE OF OPTION]

                                 PROMISSORY NOTE

$                                           Date:
 -----------------------------------             ------------------------------

     FOR VALUE RECEIVED, the undersigned (the "Payor") hereby promises to pay to the order of American Tower Systems Corporation (the "Payee") at the principal office of Payee in Boston, Massachusetts ON DEMAND and in any event on or before 19 the sum of ($ ) with interest from the date hereof on the principal amount hereof from time to time unpaid at the rate of ___ percent (___%) per annum. Interest on the outstanding principal amount hereof shall be due and payable monthly on the last business day of each month in each year during the term of this Note, and at maturity commencing with the month end immediately following the date of this Note. The Payor authorizes the Payee to withhold such interest from his regular monthly or other salary payment or other compensation and to apply such withheld amount to interest due hereon and also agrees to execute such instruments and other documents as the Payee may from time to time request to reflect such right of withholding. [THE PAYOR SHALL ON OF EACH YEAR, COMMENCING IN , PAY AN AMOUNT EQUAL TO PERCENT ( %) OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS NOTE, TOGETHER WITH ALL ACCRUED AND UNPAID INTEREST THEREON.]

     All payments on this Note shall be first applied against accrued but unpaid interest to the extent thereof, and then to the outstanding principal amount.

     The Payor shall have the right to prepay the principal amount of this Note in whole or in part at any time without penalty, but together with all but unpaid accrued interest on the outstanding principal amount. No such prepayment shall affect the obligation of the Payor to make the payments required by the last sentence of the first paragraph of this Note.

     Payor shall pay principal, interest, and other amounts under, and in accordance with the terms of, this Note, free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges, withholdings, and all liabilities with respect thereto, excluding taxes measured by income.

     Should the indebtedness evidenced by this Note or any part thereof be collected by legal action, or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, Payor agrees to pay, upon demand by Holder, in addition to principal and interest and other sums, if any, due and payable hereon, court costs and reasonable attorneys' fees and other reasonable collection charges, to the maximum extent permitted by applicable law.

     This Note represents the obligation of the Payor to pay on an installment basis the balance of the purchase price of shares of Common Stock of the Payee to be issued to the Payor promptly after the date hereof (the "Shares"), plus interest on such purchase price, pursuant to a stock option granted pursuant to the Stock Option Agreement dated , 199 (the "Agreement").

     Upon the occurrence of any of the following events (an "acceleration event"):

     (a) Failure of the Payor to perform or observe any of his obligations under this Note or the Agreement, or acceleration of the payor's obligation to make payment of the purchase price of the Shares pursuant to the provisions of the Agreement; or

     (b) Commencement of voluntary or involuntary proceedings in respect of the Payor under any federal or state bankruptcy, insolvency, receivership or other similar law; or

     (c) Termination of the Payor's employment by the Payee; then, and in any such event, the holder of this Note at its election may forthwith declare the entire principal amount of this Note, together with accrued interest thereon, immediately due and payable, and this Note shall thereupon forthwith become so due and payable without presentation, protest or further demand or notice of any kind, all of which are expressly waived.

     The Payor hereby waives the presentment, demand, notice of protest and all other demands and notices in connection with delivery, acceptance, performance, default or enforcement hereof. No delay or omission on the part of the holder of this Note in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, no course of dealing between the Payor and the holder shall operate as a waiver of any of the holder's rights hereunder unless set forth in a writing signed by the holder, and a waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. The Payor further agrees to pay the costs, fees and expenses (including reasonable attorneys' fees) of collection and enforcement of this Note.

     Any provision of this Note to the contrary notwithstanding, changes in or additions to this Note may be made, or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the consent in writing of Holder and Payor, and each such change, addition or waiver shall be binding upon each future holder of the Note and Payor. Any consent may be given subject to satisfaction of conditions stated therein.

     This Note shall be binding upon and shall inure to the benefit of the Payor and the Payee and their respective successors and assigns, including, without limitation, successors by operation of law pursuant to any merger, consolidation or sale of assets involving any of the parties.

     This Note shall be deemed to be a contract made under and to be construed in accordance with and governed by the applicable law of the United States of America and the laws (other than the law governing conflict of law matters) of The Commonwealth of Massachusetts.

     If the last or appointed day for taking of any action required or permitted hereby (other than the payment of principal of or interest or premium, if any, hereon) shall be a

Saturday, Sunday or legal holiday in Boston, Massachusetts, or a day on which banking institutions in Boston, Massachusetts are authorized by law or executive order to close, then such action may be taken on the next succeeding business day for banking institutions in such city.

     This Note is executed as, and shall be effective as, a sealed instrument and shall be binding upon the estate and any successor of the Payor.


Witness:
        ----------------------------        -----------------------------------
        Print Name:                         Print Name:

                            Exhibit C to Stock Option

                                ATTESTATION FORM

     Pursuant to the Notice of Exercise submitted herewith, I have elected to purchase ________ shares of American Tower Systems Corporation (the "Company") [Class A or Class B] Common Stock at $____ per share, as stated in the Stock Option agreement dated __________. I hereby attest to ownership of the shares under the certificate(s) listed below and hereby tender such shares in full or partial payment of the total Option Price of $___________.

     I also certify that I either (i) have held the shares I am tendering for at least one year after acquiring such shares through the exercise of an ISO, or
(ii) have not obtained such shares through the exercise of an ISO.

     Although the Company has not required me to make actual delivery of my certificates, as a result of which I (and the joint owner, if any, of the shares listed below) will retain ownership of the shares, I represent that I, with the consent of the joint owner (if any) of the shares, have full power to deliver and convey the certificates to the Company and therefore could have caused the Company to become sole owner of the shares. The joint owner of the shares, by signing this form, consents to the above representations and the exercise of the stock option by this notice.

[Class A or Class B]       No. of Shares        Acquired by         Date of
    Common Stock            Represented        Stock Option       Acquisition
   Certificate(s)          Plan Exercise
                             (Yes/No)
   -------------            -------------      -------------       -------------
   -------------            -------------      -------------       -------------
   -------------            -------------      -------------       -------------


     You are hereby instructed to apply toward the Option Price: (Check one)

     The maximum number of whole shares necessary to pay the Option Price, or, if fewer, the total number of shares represented by the listed certificate(s), with any remaining amount to be paid by check accompanying this Attestation Form.

     _____________________ of the listed shares, with any remaining amount to be paid by check accompanying this Attestation Form.

     If I have paid only a portion of the total Option Price by tendering Company [Class A or Class B] Common Stock, enclosed herewith is a check payable to Company in the amount of $____________ for the balance of the Option Price.

                                                                   APPENDIX IV


 PROXY                                                  PROXY
CLASS A        AMERICAN TOWER CORPORATION              CLASS A
                  116 HUNTINGTON AVENUE
               BOSTON, MASSACHUSETTS 02116

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints STEVEN B. DODGE, JOSEPH L. WINN and JONATHAN R. BLACK, and each of them, as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes a majority of them, or any one if only one be present, to represent and to vote, as designated below and on the reverse hereof, all the Class A Common Stock, $.01 par value per share, of American Tower Corporation held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the 2001 Annual Meeting of Stockholders to be held on May 17, 2001 or any adjournments thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONS ARE MADE, THE PROXIES WILL VOTE FOR EACH OF THE MATTERS LISTED ON THE REVERSE SIDE OF THIS CARD AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.



PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
         USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

AMERICAN TOWER CORPORATION

CLASS A                  VOTE BY INTERNET                 CLASS A
               24 HOURS A DAY - 7 DAYS A WEEK
                  IT'S FAST AND CONVENIENT

              INTERNET   http://proxy.shareholder.com/amt

Use the Internet to vote your proxy. Have your proxy card in hand when you access the website. You will be prompted to enter your control number, located in the box below, to create an electronic ballot.

               MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.

If you have submitted your proxy by Internet there is no need for you to mail back your proxy.

 PROXY CLASS A

       VOTE BY INTERNET http://proxy.shareholder.com/amt

___  CONTROL NUMBER FOR INTERNET VOTING

DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY INTERNET

CLASS A               AMERICAN TOWER CORPORATION               CLASS A

1. ELECTION OF DIRECTORS -       FOR ALL                     WITHHOLD AUTHORITY                          EXCEPTIONS*
To elect eight (8) members       nominees listed below /X/   to vote for all nominees listed below /X/   as written below /X/
to the Board of Directors
of American Tower Corporation:

Nominees; 01 - Steven B. Dodge, 02 - Thomas H. Stoner, 03 - Arnold L. Chavkin, 04 - Alan L. Box, 05 - Fred R. Lummis, 06 - J. Michael Gearon, Jr., 07 - David W. Garrison and 08 - Maggie Wilderotter

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*EXCEPTIONS
           -------------------------------------------------------------------



2. EVERGREEN AMENDMENT TO STOCK OPTION PLAN -
Amend the Stock Option Plan to provide for automatic annual increases in the number of shares of Class A Common Stock authorized for issuance.

FOR /X/     AGAINST /X/      ABSTAIN /X/



3. RATIFICATION OF INDEPENDENT AUDITORS -
Ratification of Deloitte & Touche LLP as independent auditors for 2001

FOR /X/     AGAINST /X/      ABSTAIN /X/



TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL
MEETING.

Please vote on our website at http://proxy.shareholder.com/amt or sign, date and return this proxy in the enclosed prepaid envelope. Please sign exactly as your name appears hereon when signing in a representative capacity, please give full title.


DATED:           , 2001
      -----------

-----------------------
SIGNATURE

-----------------------
SIGNATURE


VOTES MUST BE INDICATED
(X) IN BLACK OR BLUE INK   /X/

 PROXY                                                  PROXY
CLASS B        AMERICAN TOWER CORPORATION              CLASS B
                  116 HUNTINGTON AVENUE
               BOSTON, MASSACHUSETTS 02116

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints STEVEN B. DODGE, JOSEPH L. WINN and JONATHAN R. BLACK, and each of them, as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes a majority of them, or any one if only one be present, to represent and to vote, as designated below and on the reverse hereof, all the Class B Common Stock, $.01 par value per share, of American Tower Corporation held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the 2001 Annual Meeting of Stockholders to be held on May 17, 2001 or any adjournments thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONS ARE MADE, THE PROXIES WILL VOTE FOR EACH OF THE MATTERS LISTED ON THE REVERSE SIDE OF THIS CARD AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.



PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
         USING THE ENCLOSED ENVELOPE.

(continued and to be signed on reverse side.)

AMERICAN TOWER CORPORATION

CLASS B                  VOTE BY INTERNET                  CLASS B
                 24 HOURS A DAY - 7 DAYS A WEEK
                    IT'S FAST AND CONVENIENT

              INTERNET   http://proxy.shareholder.com/amt

Use the Internet to vote your proxy. Have your proxy card in hand when you access the website. You will be prompted to enter your control number, located in the box below, to create an electronic ballot.

               MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.

If you have submitted your proxy by Internet there is no need for you to mail back your proxy.

 PROXY CLASS B

       VOTE BY INTERNET http://proxy.shareholder.com/amt

____  CONTROL NUMBER FOR INTERNET VOTING

DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY INTERNET

CLASS B               AMERICAN TOWER CORPORATION               CLASS B

1. ELECTION OF DIRECTORS -       FOR ALL                     WITHHOLD AUTHORITY                          EXCEPTIONS*
To elect six (6) members         nominees listed below /X/   to vote for all nominees listed below /X/   as written below /X/
to the Board of Directors
of American Tower Corporation:

Nominees; 01 - Steven B. Dodge, 02 - Thomas H. Stoner, 03 - Arnold L. Chavkin, 04 - Alan L. Box, 05 - J. Michael Gearon, Jr., and 06 - David Garrison.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*EXCEPTIONS
           -------------------------------------------------------------------



2. EVERGREEN AMENDMENT TO STOCK OPTION PLAN -
Amend the Stock Option Plan to provide for automatic annual increases in the number of shares of Class A Common Stock authorized for issuance.

FOR /X/     AGAINST /X/      ABSTAIN /X/



3. RATIFICATION OF INDEPENDENT AUDITORS -
Ratification of Deloitte & Touche LLP as independent auditors for 2001

FOR /X/     AGAINST /X/      ABSTAIN /X/



TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL
MEETING.

Please vote on our website at http://proxy.shareholder.com/amt or sign, date and return this proxy in the enclosed prepaid envelope. Please sign exactly as your name appears hereon when signing in a representative capacity, please give full title.


DATED:           , 2001
      -----------

-----------------------
SIGNATURE

-----------------------
SIGNATURE


VOTES MUST BE INDICATED
(X) IN BLACK OR BLUE INK   /X/